UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
--------------------------------------------------------------

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 6, 2017

----------------------------------------------------------------
HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 NORTH KANSAS AVE, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

On July 6, 2017, Heartland Express, Inc. (the "Company"), through a wholly owned subsidiary, completed the acquisition of all the issued and outstanding common stock of Interstate Distributor Co. ("IDC"). This Amendment No. 1 to the Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K filed July 6, 2017 (the "Original Form 8-K") with the Securities and Exchange Commission. This Amendment No. 1 amends Item 9.01 of the Original Form 8-K to present certain financial statements of IDC and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of IDC. All of the other information in the Original Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

    (a) Financial Statements of Business Acquired.

The audited financial statements of IDC as of December 31, 2016, and for the year then ended, the notes related thereto, and the report of Ernst & Young LLP are filed as Exhibit 99.3 and are incorporated in their entirety herein by reference.

The unaudited financial statements for IDC as of June 30, 2017, and the related statements of income and cash flows for the six months ended June 30, 2017 and 2016, and the notes related thereto, are filed as Exhibit 99.4 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016 giving effect to the acquisition of IDC, are filed as Exhibit 99.5 and are incorporated in their entirety herein by reference. Such unaudited pro forma consolidated financial statements are not necessarily indicative of the operating results and financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved for future periods, and should be read in conjunction with the financial statements of the Company and IDC.

(c) Exhibits

99.3	Interstate Distributor Co. Audited Financial Statements as of December 31, 2016, and for the Year Then Ended, the Notes Thereto, and the Report of Ernst & Young LLP.
99.4	Interstate Distributor Co. Unaudited Condensed Financial Statements as of June 30, 2017 and for the Six Months Ended June 30, 2017 and 2016, and the Notes Thereto.
99.5	Unaudited Pro Forma Consolidated Financial Statements of Heartland Express, Inc. as of and for the Six Months Ended June 30, 2017 and the Year Ended December 31, 2016, and the Notes Thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	September 19, 2017	By: /s/ John P. Cosaert
John P. Cosaert
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.3	Interstate Distributor Co. Audited Financial Statements as of December 31, 2016, and for the Year Then Ended, the Notes Thereto, and the Report of Ernst & Young LLP.
99.4	Interstate Distributor Co. Unaudited Condensed Financial Statements as of June 30, 2017 and for the Six Months Ended June 30, 2017 and 2016, and the Notes Thereto.
99.5	Unaudited Pro Forma Consolidated Financial Statements of Heartland Express, Inc. as of and for the Six Months Ended June 30, 2017 and the Year Ended December 31, 2016, and the Notes Thereto.